Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The following certifications are being furnished solely to accompany the Annual Report on Form 10-K for the year ended June 30, 2019 (the “Report”) pursuant to U.S.C. Section 1350, and pursuant to SEC Release No. 33-8238 are being “furnished” to the SEC rather than “filed” either as part of the Report or as a separate disclosure statement, and are not to be incorporated by reference into the Report or any other filing of Lantronix, Inc. (the “Company”), whether made before or after the date hereof, regardless of any general incorporation language in such filing. The following certifications shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liability under that section.

Certification of the Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Company hereby certifies, to such officer’s knowledge, that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results operations of the Company as of, and for, the periods presented in such Report.

Date:	September 11, 2019	By:	/s/ PAUL PICKLE
Name: Paul Pickle Title: President, Chief Executive Officer and Director (Principal Executive Officer)

Certification of the Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of the Company hereby certifies, to such officer’s knowledge, that:

(i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results operations of the Company as of, and for, the periods presented in such Report.

Date:	September 11, 2019	By:	/s/ JEREMY WHITAKER
Name: Jeremy Whitaker Title: Chief Financial Officer (Principal Financial and Accounting Officer)